SUMMARY PROSPECTUS

APRIL 30, 2012

SUNAMERICA SERIES TRUST

EMERGING MARKETS PORTFOLIO

(CLASS 1, CLASS 2 AND CLASS 3 SHARES)

SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated April 30, 2012, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.

Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.sunamerica.com/prospectuses. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	1.11%	1.11%	1.11%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.22%	0.22%	0.21%
Total Annual Portfolio Operating Expenses	1.33%	1.48%	1.57%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable

Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$135	$421	$729	$1,601
Class 2 Shares	151	468	808	1,768
Class 3 Shares	160	496	855	1,867

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies primarily in emerging markets outside the U.S., which the subadviser believes, when compared to developed markets, have above-average growth prospects.

An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle.

While the Portfolio may invest in companies of any size, it invests significantly in small-cap and mid-cap companies. The

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EMERGING MARKETS PORTFOLIO

Portfolio may also invest in hybrid instruments and currency transactions, including forward contracts.

The subadviser’s emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection sources that the subadviser believes will contribute most to performance. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Value Investing Risk. The subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI Emerging Markets Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 34.42% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.23% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2012 was 16.09%.

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EMERGING MARKETS PORTFOLIO

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception Class 3 (9/30/02)
Class 1 Shares	-26.09%	-1.05%	11.66%	N/A
Class 2 Shares	-26.23%	-1.20%	11.49%	N/A
Class 3 Shares	-26.29%	-1.29%	N/A	14.15%
MSCI Emerging Markets Index (net)	-18.42%	2.40%	13.86%	17.06%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Daniel Graña	1999	Portfolio Manager

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock

Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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